UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

Hotel Outsource Management International, Inc.

 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

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$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

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Proposed maximum aggregate value of transaction

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Total fee paid

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Hotel Outsource Management International, Inc.

Brumby Centre, Lot 42, Jalan Muhibbah, 87000,

Labuan F.T., Malaysia

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about July 23, 2015 (the “Mailing Date”) to the shareholders of record, as of  (the “Record Date”), of June 30, 2015 (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Delaware corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our majority shareholders who hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about August 12, 2015 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

The Company enacted a fifty-for-one reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders;

(2)

An amendment to the Company’s Articles of incorporation to change its name to “Gold Billion Group Holdings Limited”  to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders; and

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the reverse stock split as well as the essential terms of the amendments to the Company’s Articles of Incorporation. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the majority shareholders of the Company:

(1)

The Company enacted a fifty for one reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

(2)	The Company has changed its name to “Gold Billion Group Holdings Limited”.

The Board of Directors has fixed the close of business on June 30, 2015 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on June 30, 2015, are entitled to notice of the foregoing action to be effective on or about August 12, 2015. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through its ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Delaware General Corporation Law which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holders of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who hold a majority of the voting power of our capital stock.

By Order of the Board of Directors,

/s/ Kok Seng Yeap Eddy

Kok Seng Yeap Eddy, President & Director

July 13, 2015

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

DESCRIPTION OF BUSINESS

Hotel Outsource Management International, Inc. ("HOMI" or the “Company”) was incorporated in Delaware on November 9, 2000.  From the date of its incorporation until September 5, 2014, the Company, through various operating subsidiaries, was a multi-national service provider in the hospitality industry.  It’s core activities focused on manufacturing, operating, servicing and marketing computerized minibars installed in hotels in the United States, Europe and Israel.  These business activities were carried on primarily through several operating subsidiaries.

Effective as of September 5, 2014, the Company disposed of all of its operations and its operational subsidiaries, and since that date, the Company has had no active business operations.  In addition, on November 25, 2014, the Company had a change of control in which RichCorp Holdings Ltd., a Samoa corporation, purchased 2,308,343 shares, or approximately 78.3% of the Company’s issued and outstanding common stock.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Dato’ Kok, Seng Yeap, Eddy	40	President, Chief Executive Officer, Chief Financial Officer, and Director
Dato' Seri Dr. Lai Kok Meng	52	Vice-President and director
Deng Zhong Zhen	47	Non-executive director

Biographical Information

Dato’ Kok Seng Yeap Eddy - aged 40, is a Malaysian and is a Life Insurance Practitioner with the qualification obtained from the Malaysia Insurance Institute. Eddy has also completed the Legal

Professional Will Writing Course with Rockwills Sdn Bhd, Malaysia. He is currently Managing Director of NobleCorp Asset Management Ltd. (“NobleCorp”) which is set up in May 2014 for venturing into the Asset Management Field. NobleCorp is holding approximately 10.7% of the issued capital of Kung Fu Dragon Group Limited (Formerly “PMI Construction Group”), a company traded on OTCQB market. Eddy is also a director of PMI Construction Group. Prior to founding NobleCorp, Eddy was the director and shareholder of several private and public companies in Malaysia, Singapore, Macau, Indonesia, Hong Kong and China, including Kingsburg Holdings Limited. Currently, Eddy is venturing into his own businesses, including asset management, risk management services, alternative insurance services, healthcare research and fruit plantation projects.

Dato' Seri Dr. Lai Kok Meng, aged 52, is the Vice-President and Director of the Company. He holds a Doctorate degree in Philosophy Causa in Entrepreneurship from the Golden State University, USA. He is the founder and Managing Director of LV Worldwide (M) Sdn Bhd. Dato' Seri Dr. Lai has been specializing in manufacturing of high quality GMP standard healthcare, nutritional and beauty products since 1988. His personal business ventures also extended to the areas of packaging services, development, patents registration as well as biomass green technology business.

Mr. Deng Zhong Zhen, aged 47, is non-Executive Director of the Company. He has keen interest in Chinese medicine since young and became a Traditional Chinese physician after completion of degree in Natural therapy field. He has successfully established 25 healthcare centres throughout Guangzhou and Zhuhai China and has been certified as a Health Management physician and Healthcare therapist by China Health Association Training Center of Guangdong Province in 2012. On top of that, he is currently one of the directors and shareholders of Innovation Capital Management Sdn Bhd for venturing into biomass green technology business.

There are no family relationships between any of the current directors or officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth, as of June 30, 2015, the ownership of each executive officer and director of the Company, and of all executive officers and directors of the Company as a group. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Company except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Dato’ Kok, Seng Yeap, Eddy Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia	1,177,254 (1)	39.9%
Common	Dato' Seri Dr. Lai Kok Meng Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia	0	0

Common	Deng Zhong Zhen Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia	0	0
Common	All directors and executive officers (persons)	1,177,254 (1)	39.9%

(1)

RichCorp Holdings Ltd. (“RichCorp”) owns 2,308,343 shares of the shares of common stock of the Issuer. Mr. Kok Seng Yeap Eddy owns 51% of the equity of RichCorp and may be deemed to individually beneficially own 1,177,254 shares of the shares of common stock of the Issuer owned by RichCorp. The other 49% interest of RichCorp is owned by Alpha Dynasty Limited, a Seychelles Corporation. All the issued share capital of Alpha Dynasty Limited is equally held beneficially by12 individuals whose individual effective shareholding of the Issuer are below 5%.

Beneficial Owners

The following table sets forth, as of June 30, 2015, the ownership of each person known by the Company to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Company except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Dato’ Kok, Seng Yeap, Eddy Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia	1,177,254 (1)	39.9%
	All directors and executive officers (persons)	1,177,254 (1)	39.9%

(1)

RichCorp Holdings Ltd. (“RichCorp”) owns 2,308,343 shares of the shares of common stock of the Issuer. Mr. Kok Seng Yeap Eddy owns 51% of the equity of RichCorp and may be deemed to individually beneficially own 1,177,254 shares of the shares of common stock of the Issuer owned by RichCorp. The other 49% interest of RichCorp is owned by Alpha Dynasty Limited, a Seychelles Corporation. All the issued share capital of Alpha Dynasty Limited are equally held beneficially by12 individuals whose individual effective shareholding of the Issuer are below 5%.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and provisions of the Delaware General Corporation Law, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. As of the Record Date, the Company had 2,949,484 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholders are the record and beneficial owners of 2,308,343 shares of the Company’s common stock, which represents approximately 78.3% of the total number of Voting Shares. Pursuant to Section 228 of the Delaware 0General Corporation Law, the consenting shareholders voted in favor of the action described herein in a written consent, dated June 30, 2015.  No consideration was paid for the consent. The consenting shareholders’ names, affiliations with the Company and beneficial holdings are as follows:

Name	Affiliation	Amount of Beneficial Ownership
RichCorp Holdings Limited	Shareholder	2,308,343(1)

(1)

RichCorp Holdings Ltd. (“RichCorp”) owns 2,308,343 shares of the shares of common stock of the Issuer. Mr. Kok Seng Yeap Eddy owns 51% of the equity of RichCorp and may be deemed to individually beneficially own 1,177,254 shares of the shares of common stock of the Issuer owned by RichCorp. The other 49% interest of RichCorp is owned by Alpha Dynasty Limited, a Seychelles Corporation. All the issued share capital of Alpha Dynasty Limited are equally held beneficially by12 individuals whose individual effective shareholding of the Issuer are below 5%.

REVERSE STOCK SPLIT

Material Terms of the Fifty-For-One Reverse Stock Split

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to effect a Fifty-for-One (50-for-1) reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”). The Board of Directors and the consenting majority shareholders believe that the Reverse Split is in the best interests of the Company and its shareholders, as it will provide the Company with additional shares of available common stock which may be utilized in pursuing potential future business transactions. At this time, the Company does not have any plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of common stock. In the event that the Company were to pursue a business transaction that involved the issuance of additional shares of its common stock, this would dilute the holdings of current shareholders of the Company.

Furthermore, the Reverse Split could have an anti-takeover effect because additional authorized shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  Our Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Reverse Split was not undertaken with the intent that it be utilized as a type of anti-takeover device.

The immediate effect of the Reverse Split will be to reduce the total number of outstanding shares of the Company’s common stock from 2,949,484 to approximately 58,990 shares presently issued and outstanding. The Reverse Split will affect all of the holders of all classes of the Company’s common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.  The Reverse Split will not cause a reduction in the Company’s 200,000,000 shares of authorized common stock.

The Reverse Split will become effective on a date not less than twenty (20) calendar days after we mail this Information Statement to our record Shareholders. Under applicable federal securities laws, the Reverse Split cannot be effective until at least twenty (20) calendar days after the Mailing Date.

After the Reverse Split becomes effective, there can be no assurance that the bid price of the common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split. Additionally, the liquidity of our common stock could be affected adversely by the reduced number of shares outstanding after the Reverse Split.

No fractional shares will be issued for any fractional share interest created by the Reverse Split; shareholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

All share certificates which are in existence as of the close of business on the Effective Date, representing issued and outstanding shares of common stock of the Corporation, shall, until surrendered to the Corporation's transfer agent for cancellation, represent 1/50 of the Corporation’s common stock for each share previously specified thereon.  The Corporation’s transfer agent is: Standard Registrar and Transfer Company, 12528 S 1840 E, Draper, UT 84020.

NAME CHANGE

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to amend the Articles of Incorporation to change the Company’s name to “Gold Billion Group Holdings Limited”.

Dissenter’s Rights

The Delaware General Corporation law does not provide for dissenter’s rights of appraisal in connection with the above described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Mr Eddy Kok, at Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our quarterly report for the fiscal period ended September 30, 2014 on Form 10-Q with the SEC.  The report on Form 10-K for the fiscal year ended December 31, 2014, and the report on Form 10-Q for the period ended March 31, 2015, have not yet been filed.  A copy of all periodic reports filed with the SEC (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia. Copies of all exhibits to the quarterly reports on Form 10-Q are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

By Order of the Board of Directors,

/s/ Kok Seng Yeap Eddy

Kok Seng Yeap Eddy, Director

July 13, 2015